EXHIBIT 16

Lord Abbett Securities Trust Global Income Series Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                         Period Ending October 31, 1995

P  =  (1 + T)N  =  ERV

Life of Fund*                                       One Year

P  =  1,000                                         P  =  1,000

N =  1,827                                          N  =  1

ERV  =  1,108                                       ERV  =  1,129


                         T = Average annual total return


1,000 (1 + T)1.827  =  1,108                         1,000 (1 +T)1  =  1,129

(1 + T)1.827  =  1,108                                (1 + T)1  =  1129
                 -----                                             -----
                 1,000                                             1,000

1 + T  =  (1,108).547                                1 + T  =  1,129
          -------                                              ------
          (1,000)                                              1,000


T  =     (1,108) .547 -1                             T  =   1,290 -1
       ----------                                          -------
         (1,000)                                             1,000

T  =  5.77%                                          T  =  12.90%

* The Trust's Global Income Series commenced operations on 1/3/94.

Yield appearing in the Statement of Additional Information for Lord Abbett Securities Trust, Global Income Series Post-Effective Amendment No. 10 on Form N-1A



                        For Period Ended October 31, 1995


NAV  =            4.84

SEC YIELD =       4.90

Lord Abbett Securities Trust Growth & Income Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                         Period Ending October 31, 1995

P  =  (1 + T)N  =  ERV

Life of Fund*                                     One Year


P  =  1,000                                   P  =  1,000

N =  1,827                                    N  =  1

ERV  =  1,250                                 ERV  =  1,218



                         T = Average annual total return


1,000 (1 + T)1.827  =  1,250                  1,000 (1 + t)1  =  1,218

(1 + T)1.827  =  1,250                        (1 + T)12  =   1,218
                -----------                                  ------
                  1,000                                      1,000

1 + T  =  (1,250).547                          1 + T  =  1,218
          -------                                        ------
            (1,000)                                      1,000


T  =   (1,250)  .547 -1                        T  =   1,218
        -----                                         ------
        (1,000)                                       1,000

T  =  12.98%                                   T  =  21.80%

* The Trust's Growth & Income Series commenced operations on 10/5/93.

Yield appearing in the Statement of Additional Information for Lord Abbett Securities Trust, Growth & Income Series Post-Effective Amendment No.10 on Form N-1A



                        For Period Ended October 31, 1995


NAV  =            6.04

SEC YIELD =       1.86

Lord Abbett Securities Trust Bond-Debenture Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                         Period Ending October 31, 1995

P  =  (1 + T)N  =  ERV

Life of Fund                              One Year

P  =  1,000                                P  =  1,000

N =  1,827                                 N  =  1

ERV  =  1,103                              ERV  =  1,119


                         T = Average annual total return


1,000 (1 + T)1.827  =  1,103                1,000 (1 +T)1  =  1,119

(1 + T)1,827  =  1,103                      (1 + T)1  =   1,119
       ------                                            ------
       1,000                                             1,000

1 + T  =  (1,103).547                       1 + T  =  1,119
          -------                                    ------
          (1,000)                                    1,000


T  =     (1,103) .547 -1                    T  =   1,119 -1
          ------                                   -----
          (1,000)                                  1,000

T  =  5.51%                                 T  =  11.90%

* The Trust's Bond-Debenture Series commenced operations on 1/3/94.

Yield appearing in the Statement of Additional Information for Lord Abbett Securities Trust, Bond-Debenture Series Post-Effective Amendment No. 10 on Form N-1A



                        For Period Ended October 31, 1995


NAV  =            4.76

SEC YIELD =       6.88

Lord Abbett Securities Trust U. S. Government Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                         Period Ending October 31, 1995

P  =  (1 + T)N  =  ERV

1 Year                     Life of Fund*

$1,125                     $1,103

P =  1,000                 P = 1,000

N =  1                     N = 2.419

ERV  =  1,125              ERV = 1,103


                         T = Average annual total return


1,000 (1 + T)  =  1,125                     1,000 (1 +T)2.419  = 1,103

(1 + T)  =  1,125                           (1 + T)2.419  =   1,103
           ------                                            ------
            1,000                                             1,000

1 + T  =  (1,125)                           1 + T  =  1,103.4134
          -------                                    ------
           (1,000)                                   (1,000)


T  =     (1,125)  -1                        T  =   1,103 .4134 -1
       ----------                                 -------
         (1,000)                                  (1,000)

T  =  12.50%                                T  = 4.14%

* The Trust's Limited U. S. Government Series commenced operations on 6/1/93.

Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Securities Trust, U. S. Government Series Post-Effective Amendment No. 10 on Form N-1A.



                                            YIELD FORMULA

                                         For the 30 Days
                                     Ended October 31, 1995

                                    YIELD = 2[(a-b + 1)6 -1]  = 6.08%
                                                     cd

Where:

     a = Fund dividends and interest earned during the period in the amount of $2,117,521.

     b = Fund expenses accrued for the period (net of reimbursements) in the amount of $486,609.

     c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 70,954,491.

     d = the maximum offering price per Fund share on the last day of the period was $4.59.

Lord Abbett Securities Trust National Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                                 Period Ending October 31, 1995

P  =  (1 + T)N  =  ERV

1 Year                     Life of Fund*

$1,163                     $1,062

P =  1,000                 P = 1,000

N =  1                     N = 2.083

ERV  =  1,163              ERV = 1,062

                                 T = Average annual total return

1,000 (1 + T)  =  1,163                 1,000 (1 +T)2.083  =  1,062

(1 + T)  =  1,163                       (1 + T)2.083  =   1,062
           ------                                        ------
            1,000                                         1,000

1 + T  =  (1,163)                       1 + T  =  1,062.4801
          -------                                 ------
          (1,000)                                (1,000)

T  =     (1,163)  -1                    T  =   1,062 .4801 -1
       ----------                              -------
         (1,000)                               (1,000)

T  =  16.30%                        T  = 2.93%

* The Trust's National Series commenced operations on 10/1/93.

Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Securities Trust, National Series Post-Effective Amendment No.10 on Form N-1A.



                                    YIELD FORMULA

                                         For the 30 Days
                                     Ended October 31, 1995

                              YIELD = 2[(a-b + 1)6 -1]  = 5.80%
                                                     cd

Where:

     a = Fund dividends and interest earned during the period in the amount of $222,066.

     b = Fund expenses accrued for the period (net of reimbursements) in the amount of $18,590.

     c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 8,983,868.

     d = the maximum offering price per Fund share on the last day of the period was $4.74.


1 -  .36 (Tax rate used) - .64

5.80% divided by .64  =  9.06% Tax Equivalent Yield

Lord Abbett Securities Trust Californa Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                                 Period Ending October 31, 1995

P  =  (1 + T)N  =  ERV

1 Year                     Life of Fund*


$1,129                     $1,016

P =  1,000                 P = 1,000

N =  1                     N = 2.083

ERV  =  1,129              ERV = 1,016


                                 T = Average annual total return


1,000 (1 + T)  =  1,129                 1,000 (1 +T)2.083    1,016

(1 + T)  =  1,129                       (1 + T)2.083  =   1,016
           ------                              ------
           1,000                               1,000

1 + T  =  (1,129)                       1 + T  =  1,016.4801
          -------                                 ------
          (1,000)                                (1,000)


T  =     (1,129)  -1                    T  =   1,016 .4801 -1
       ----------                             -------
         (1,000)                              (1,000)

T  =  12.90%                        T  =  .76%

* The Trust's California Series commenced operations on 10/1/93.

Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Securties Trust, California Series Post-Effective Amendment No. 10 on Form N-1A.



                                    YIELD FORMULA

                                         For the 30 Days
                                     Ended October 31, 1995

                              YIELD = 2[(a-b + 1)6 -1]  = 4.82%
                                                     cd

Where:

     a = Fund dividends and interest earned during the period in the amount of $80,274.

     b = Fund expenses accrued for the period (net of reimbursements) in the amount of $13,588

     c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 3,703,219.

     d = the maximum offering price per Fund share on the last day of the period was $4.53.


1 -  .4304 (Tax rate used) - .5696

4.82% divided by .5696  =  8.46% Tax Equivalent Yield

Lord Abbett Securities Trust New York Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                                 Period Ending October 31, 1995

P  =  (1 + T)N  =  ERV

1 Year                     Life of Fund*


$1,141                     $1,042

P =  1,000                 P = 1,000

N =  1                     N = 2.083

ERV  =  1,141              ERV = 1,042


                                 T = Average annual total return


1,000 (1 + T)  =  1,141             1,000 (1 +T)2.083    1,042

(1 + T)  =  1,141                  (1 + T)2.083  =   1,042
           ------                                   ------
            1,000                                   1,000

1 + T  =  (1,141)                  1 + T  =  1,042.4801
          -------                             ------
          (1,000)                            (1,000)


T  =     (1,141)  -1               T  =   1,042 .4801 -1
       ----------                        -------
         (1,000)                          (1,000)

T  =  14.10%                        T  =  1.99%

* The Trust's New York Series commenced operations on 10/1/93.

Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Securties Trust, New York Series Post-Effective Amendment No. 10 on Form N-1A.



                                    YIELD FORMULA

                                         For the 30 Days
                                     Ended October 31, 1995

                              YIELD = 2[(a-b + 1)6 -1]  = 4.55%
                                                     cd

Where:

     a = Fund dividends and interest earned during the period in the amount of $40,680.

     b = Fund expenses accrued for the period (net of reimbursements) in the amount of $.7156

     c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 1,913,152.

     d = the maximum offering price per Fund share on the last day of the period was $4.66.


1 -  .408 (Tax rate used) - .592

4.55% divided by .592  =  7.69% Tax Equivalent Yield

Lord Abbett Securities Trust Florida Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                                 Period Ending October 31, 1995

P  =  (1 + T)N  =  ERV

1 Year                     Life of Fund*


$1,133                     $1,028

P =  1,000                 P = 1,000

N =  1                     N = 2.083

ERV  =  1,133              ERV = 1,028


                                 T = Average annual total return


1,000 (1 + T)  =  1,133             1,000 (1 +T)2.83    1,028

(1 + T)  =  1,133                  (1 + T)2.083  =   1,028
           ------                        ------
            1,000                        1,000

1 + T  =  (1,133)                  1 + T  =  1,028.4801
          -------                           ------
          (1,000)                           (1,000)


T  =     (1,133)  -1               T  =   1,028 .4801 -1
          ------                          -----
           (1,000)                        (1,000)

T  =  13.30%                        T  =  1.33%

* The Trust's Florida Series commenced operations on 10/1/93.

Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Securities Trust, Florida Series Post-Effective Amendment No. 10 on Form N-1A.



                                    YIELD FORMULA

                                         For the 30 Days
                                     Ended October 31, 1995

                              YIELD = 2[(a-b + 1)6 -1]  = 4.23%
                                                     cd

Where:

     a = Fund dividends and interest earned during the period in the amount of $48,165.

     b = Fund expenses accrued for the period (net of reimbursements) in the amount of $12,018.

     c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 2,250,650.

     d = the maximum offering price per Fund share on the last day of the period was $4.60.


1 -  .36 (Tax rate used) - .64

4.23% divided by .64  =  6.61% Tax Equivalent Yield

Lord Abbett Securities Trust Limited Duration Government Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                                 Period Ending October 31, 1995

P  =  (1 + T)N  =  ERV              One Year
                                    --------

Life of Fund*                       ERV  =  1,080

                                    P = 1,000

P  =  1,000                         N  =  1

N =  1,827                          ERV  =  1,080

ERV  =  1,047


                                 T = Average annual total return


1,000 (1 + T)1.827  =  960              1,000 (1 +T)1  =  1,080

(1 + T)1,827  =  1,047                  (1 + T)1  =   1,080
                ------                               ------
                1,000                                 1,000

1 + T  =  (1,047).547               1 + T  =  1,080
          -------                            ------
            (1,000)                          1,000


T  =     (1,047) .547 -1            T  =   1,080   -1
       ----------                         -------
         (1,000)                           1,000

T  =  2.54%                             T  =  18.00%

* The Trust's Limited Duration Government Series commenced operations on 1/3/94.

Yield appearing in the Statement of Additional Information for Lord Abbett Securities Trust, Limited Duration Government Series Post-Effective Amendment No.10 on Form N-1A



                                For Period Ended October 31, 1995


NAV  =            4.75

SEC YIELD =       4.26

Lord Abbett Securities Trust Balanced Series
Post Effective Amendment No. 10 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                                 Period Ending October 31, 1995

Life of Fund*

$1,166

P = 1,000

N = Less than one year

ERV = 1,154

                                 T = Average annual total return


1,000 (1 + T)  =  1,154

(1 + T)    =   1,154
               -----
              (1,000)

T   =  (1,166 x-1%)-1
       ------------
        1,000


T  =   1,154-1
       -------
      (1,000)

T  =  15.40%


*The Trust's Balanced Series commenced operations on 12/27/94.

Calculation of yield appearing in the Statement of additional Information for Lord Abbett Securities Trust Balanced Trust Post-Effective Amendment No. 10.



                                    YIELD FORMULA

                                         For the 30 Days
                                     Ended October 31, 1995

                              YIELD = 2[(a-b + 1)6 -1]  = 2.78%
                                                     cd

Where:

     a = Fund dividends and interest earned during the period in the amount of $4,988.

     b = Fund expenses accrued for the period (net of reimbursements) in the amount of $557

     c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 169,588.

     d = the maximum offering price per Fund share on the last day of the period was $11.34.